EXHIBIT 10.7
                         CENTURY TELEPHONE ENTERPRISES, INC.
                            DOLLARS & SENSE PLAN AND TRUST

                                   FIRST AMENDMENT
                              Effective January 1, 1993


               Century Telephone Enterprises, Inc. hereby amends the Century Telephone Enterprises, Inc. Dollars & Sense Plan and Trust, effective as of January 1, 1993, as follows:

               Section 5.1(b) of the Plan is hereby deleted in its entirety and the following is inserted in lieu thereof.

               (b) Allocation Method. The Match Contributions for each period shall be a percentage of each eligible Participant's Pre-Tax Contributions for the period, as determined by the Board of Directors of the Employer by resolution thereof, provided that no Match Contributions shall be made based upon a Participant's Contributions in excess of six percent (6%) of his or her pay for such period.

                    The Match Contribution percentage in effect as of the effective date of this amendment shall remain in force and effect until modified by a resolution of the Board of Directors, and each Match Contribution percentage established by the Board of Directors thereafter shall remain in force and effect until modified by a subsequent resolution of the Board of Directors.

          Date: April 1, 1993                Century Telephone Enterprises,
          Inc.

                                             By: /s/ R. Stewart Ewing, Jr.
                                                 R. Stewart Ewing, Jr.
                                                 Senior Vice President and
                                                 Chief Financial Officer
          Accepted by Trustee:

          Date: May 18, 1993                 Wells Fargo Bank, National
          Association

                                             By: /s/ Dolores Upton

                                                 TitleVice President

          Date: May 19, 1993                 Wells Fargo Bank, National
          Association

                                             By: /s/ Katherine M. Olson

                                                 TitleAssistant Vice
          President
                                                     Trust Officer
                         CENTURY TELEPHONE ENTERPRISES, INC.
                            DOLLARS & SENSE PLAN AND TRUST

                                   SECOND AMENDMENT
                               Effective April 1, 1993


               Century Telephone Enterprises, Inc. hereby amends the Century Telephone Enterprises, Inc. Dollars & Sense Plan and Trust, effective as of April 1, 1993, as follows:

               Section 1.29 of the Plan is hereby deleted in its entirety and the following is inserted in lieu thereof.

               1.29 "Pay".  The  base pay paid to an Eligible Employee
                    by an Employer while a Participant during the current period. In addition, Pay shall include commissions paid to salespersons, but only for
                    salespersons  who   receive   both  a  salary  and
                    commissions.

                    Pay is neither increased nor decreased by any salary credit or reduction pursuant to Code sections 125 or 402(a)(8). Pay is limited to $200,000 (as indexed for the cost of living pursuant to Code sections 401(a)(17) and 415(d) per Plan Year.

          Date: April 1, 1993                Century Telephone Enterprises,
          Inc.

                                             By: /s/ R. Stewart Ewing, Jr.
                                                 R. Stewart Ewing, Jr.
                                                 Senior Vice President and
                                                 Chief Financial Officer
          Accepted by Trustee:

          Date: May 18, 1993                 Wells Fargo Bank, National
          Association

                                             By: /s/ Dolores Upton

                                                 TitleVice President

          Date: May 19, 1993                 Wells Fargo Bank, National
          Association

                                             By: /s/ Katherine M. Olson

                                                 TitleAssistant Vice
          President
                                                     Trust Officer
                         CENTURY TELEPHONE ENTERPRISES, INC.
                            DOLLARS & SENSE PLAN AND TRUST

                                   THIRD AMENDMENT
                               Effective April 9, 1993


               Century Telephone Enterprises, Inc. hereby amends the Century Telephone Enterprises, Inc. Dollars & Sense Plan and Trust, effective as of April 9, 1993, as follows:

               The following sentence is hereby inserted at the end of
          Section 1.17 of the Plan:

                    Notwithstanding the foregoing, San Marcos Telephone Company, Inc., SMTelecorp, Inc., and subsidiaries thereof, and any successors thereto by merger orotherwise, shall become participating Employers under the Plan as of the first payperiod commencing on or after June 20, 1993.


          Date: June 10, 1993                Century Telephone Enterprises,
          Inc.

                                             By: /s/ R. Stewart Ewing, Jr.
                                                 R. Stewart Ewing, Jr.
                                                 Senior Vice President and
                                                 Chief Financial Officer
          Accepted by Trustee:

          Date: August 3, 1993               Wells Fargo Bank, National
          Association

                                             By: /s/ Katherine M. Olson

                                                 TitleAssistant Vice
          President

          Date: August 3, 1993               Wells Fargo Bank, National
          Association

                                             By: /s/ Peter H. Sorensen

                                                 TitleVice President

                                   Amendment No. 4
                                        to the
                         Century Telephone Enterprises, Inc.
                            Dollars & Sense Plan and Trust

               WHEREAS, Century Telephone Enterprises, Inc. approved and adopted the Century Telephone Enterprises, Inc. Dollars & Sense Plan (the "Plan") and Trust Agreement (the "Trust") which were originally effective May 1, 1986, and most recently restated effective April 1, 1992, and subsequently amended;

               WHEREAS, Section 19.1 of the Plan provides that the Company reserves the right to amend the Plan and Trust;

               NOW THEREFORE RESOLVED, that the Plan is amended effective July 1, 1993, as follows:

          1. Section 16 is amended to revise subsection 16.2 to add a new subsection (e) and redesignate the existing subsection (e) as (f) as follows:

               16.2 Investment Funds

                    (e)shares of a registered investment company, whether
                       or not the Trustee or any of its affiliates is an advisor to, or other service provider to, such company, which the Trustee designates as a permissible asset under the Plan; and

          2. Section 16 is amended to add a new subsection 16.6 and to redesignate the existing subsections 16.6 through 16.9 as
               16.7 through 16.10 as follows:

               16.6 Voting and Shareholder Rights of Registered Investment Company Shares

                    The Administrator shall be entitled to vote proxies or exercise any shareholder rights relating to shares held on behalf of the Plan in a registered investment company, whether or not the Trustee or any of its affiliates is an advisor to, or other service provider to, such company.


          Date: December 6, 1993             Century Telephone Enterprises,
          Inc.

                                             By: /s/ R. Stewart Ewing, Jr.
                                                 Senior Vice President and
                                                 Chief Financial Officer
          CENTURY TELEPHONE ENTERPRISES, INC.               Amendment No. 4
          DOLLARS & SENSE PLAN AND TRUST

          The provisions of the above amendment which relate to the Trustee are hereby approved and executed.

          Date: December 10, 1993            Wells Fargo Bank, National
          Association

                                             By: /s/ Dolores Upton

                                                 TitleVice President

                                             Wells Fargo Bank, National
          Association

                                             By: /s/ Frances Williams

                                                 TitleVice President